EXHIBIT 10.6


                      NON-QUALIFIED STOCK OPTION AGREEMENT


     THIS NONQUALIFIED STOCK OPTION AGREEMENT, made as of March 1, 2003 (the "Grant Date") by and between STONEHOUSE TECHNOLOGIES, INC., a Texas corporation (the "Company"), and Mardan Afrasiabi (the "Optionee").

                              W I T N E S S E T H:

     WHEREAS, the Company and Optionee are parties to that certain Employment Agreement dated as of March 1, 2003 (the "Employment Agreement");

     WHEREAS,  as of the Grant Date, the Company has 16,000,000 shares of common
stock,   par  value  $.01  per  share,  of  the  Company  (the  "Common  Stock")
outstanding; and

     WHEREAS, the Company wishes to increase the incentive of the Optionee whose contributions are important to the success of the Company by granting to Optionee as of the Grant Date options to purchase shares of Common Stock of the Company on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. GRANT OF OPTION

     Subject to and upon the terms and conditions set forth in this Agreement, the Company hereby grants to Optionee the following options to purchase shares of Common Stock of the Company:

     (a) Initial Option. A nonqualified stock option (sometimes hereinafter referred to as the "Initial Option") to purchase, during the term specified in
Section 2 below, 937,500 shares (the "Initial Option Shares") of Common Stock at an exercise price per share of $0.01.

     (b) Time-Based Option. A nonqualified stock option (sometimes hereinafter referred to as the "Time-Based Option") to purchase, during the term specified in Section 2 below, an aggregate of 1,500,000 shares (the "Time-Based Option Shares") of Common Stock at the following exercise prices:

               750,000 shares at $.45 per share

               375,000 shares at $.55 per share

               375,000 shares at $.65 per share

     (c) Participating Option. A nonqualified stock option (sometimes hereinafter referred to as the "Participating Option" and together with the Initial Option and the Time-Based Option, the "Option") to purchase, during the term specified in Section 2 below, an aggregate of 1,500,000 shares (the "Participating Option Shares" and together with the Initial Option Shares and the Time-Based Option Shares, the "Option Shares") of Common Stock at the following exercise prices:

               750,000 shares at $.45 per share

               375,000 shares at $.55 per share

               375,000 shares at $.65 per share

2. TERMS AND VESTING OF OPTION

     (a) Option Period. Subject to the provisions of this Section 2, Section 5 and Section 7 hereof, this Option shall terminate and all rights to purchase shares hereunder shall cease on the seventh anniversary of the Grant Date.

     (b) Time Vesting and Exercisability. Subject to the provisions of Section 5 and Section 7 hereof, this Option shall vest as follows:

          (i) Initial Option. The Initial Option shall vest, and shall be exerciseable, commencing June 1, 2003.

          (ii) Time-Based Option. The Time-Based Option shall vest, and shall be exercisable, in sixteen equal quarterly installments of 93,750 commencing September 1, 2003 and each subsequent quarterly anniversary until the entire Time-Based Option is fully vested and exercisable, provided that the Time-Based Option shall vest and become exerciseable immediately prior to the occurrence of a Liquidity Event (as defined below), where the acquiring party or parties have refused to be bound by, and assume, the Company's obligations under this Option Agreement and the Employment Agreement. For purposes of this Agreement, the term "Liquidity Event" shall mean the consummation of a sale of the Company to an independent third party or group of third parties pursuant to which such party or parties acquire (y) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company's Board of Directors (whether by merger, consolidation or the sale or transfer of the Company's capital stock) or (z) substantially all of the Company's assets.

          (iii) Participating Option. The Participating Option shall be deemed vested only upon occurrence of a Liquidity Event or an Initial Public Offering ("IPO") of the Company's Common Stock, provided that the Participating Option shall only be exerciseable immediately prior to the consummation of the Liquidity Event or IPO and provided further that if such Liquidity Event or IPO is not consummated, the Participating Option shall not be deemed vested and shall not be exerciseable and Optionee shall have no rights with respect thereto until such time as a subsequent Liquidity Event or IPO occurs

     (c) Acceleration of Vesting. Notwithstanding the foregoing, the Board of Directors of the Company (the "Board") may in its discretion provide that any vesting requirement or other such limitation on the exercise of this Option may be rescinded, reduced or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date, so as to accelerate the time at which this Option may be exercised.

3. MANNER OF EXERCISE AND PAYMENT

     (a) Exercise. This Option may be exercised as provided in Section 2 by delivery to the Company on any business day, at its principal office, addressed to the attention of the Stock Option Administrator, of written notice stating that Optionee is exercising this Option and specifying the Option being exercised (i.e., Initial Option, Time-Based Option or Participating Option), the number of shares of Common Stock for which this Option is being exercised, and shall be accompanied by payment in full of the applicable exercise price of the shares for which this Option is being exercised, by one or more of the methods provided below. The minimum number of shares of Common Stock with respect to which this Option may be exercised, in whole or in part, at any time shall be the lesser of 93,750 or the maximum number of shares available for purchase under this Option at the time of exercise.

     (b) Payment. Payment of the applicable exercise price for the shares of Common Stock purchased pursuant to the exercise of this Option shall be made by
(i) certified or cashier's check or (ii) by delivering a written direction to the Company that this Option be exercised pursuant to a "cashless" exercise/sale procedure based on the Fair Market Value (as defined below) of the Common Stock on the date of exercise. Notwithstanding, the Board may, in its sole and absolute discretion and to the extent permitted by applicable law, permit such payment to be made using an alternative method.

     (c) Issuance of Certificates. The Company shall deliver to Optionee a certificate evidencing Optionee's ownership of the shares of Common Stock issued pursuant to an exercise of this Option as soon as administratively practicable after satisfaction of all conditions relating to the issuance of such shares. Optionee shall not have any of the rights of a stockholder with respect to the Option Shares until certificates evidencing the Option Shares are issued to the Optionee, and, except as expressly provided for in this Agreement, no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date of such issuance.

     (d) Reduction of Exercise Price. Optionee shall be entitled to a one-time $37,500 reduction of the exercise price of the Time-Based Option but only to the extent Optionee exercises his Time-Based Option to purchase a minimum of 375,000 Time-Based Option Shares.

     (e) Fair Market Value. For purposes of this Section 3, Fair Market Value shall mean the fair market value of the Common Stock as determined by the Board of Directors of the Company, provided, however, that in the event that Optionee shall not agree with any determination made by the Board of Directors, and Optionee shall give written notice of such disagreement to the Company within ten (10) business days of such determination or valuation, then such determination or valuation shall be made by a firm of independent certified public accountants, an investment banking firm or appraisal firm (which firm shall not be an affiliate of the Company) retained by the Company and reasonably acceptable to Optionee (the "Valuation Agent"). Any such determination of any value by such Valuation Agent pursuant hereto shall be binding. The fees and expenses of the Valuation Agent shall be borne by Optionee if the Valuation Agent's valuation doesn't exceed the valuation proposed by the Board of Directors by at least 10%, and otherwise shall be borne by the Company.

     (f) Execution of Shareholders' Agreement as Condition to Exercise of Option. Upon exercise of this Option by Optionee, Optionee shall execute and deliver a shareholders' agreement in the form attached hereto as Exhibit A.

4. TRANSFERABILITY OF OPTION

     Unless otherwise permitted by the Board in its sole and absolute discretion, Optionee may not Transfer this Option other than by will or the laws of descent and distribution; provided, however, that Optionee may Transfer this Option to family members or entities (including trusts) established for the benefit of Optionee or Optionee's family members if Optionee does not receive consideration for the Transfer of such Option. Any Option assigned or transferred pursuant to this Section 4 shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the Transfer. Any purported Transfer shall have no force or effect and shall be null and void, and the purported transferee of the Option shall not acquire any rights with respect to this Option. For purposes of this Agreement, the term "Transfer" means to assign, encumber, pledge, transfer, gift, bequest or otherwise dispose in any way whatsoever.

5. TERMINATION OF EMPLOYMENT

     (a) By the Company Without Cause or By Optionee for Good Reason. To the extent the Company terminates Optionee's employment with the Company other than by reason of "Cause" (as defined in the Employment Agreement) or Optionee voluntarily terminates his employment with the Company for "Good Reason" (as defined in the Employment Agreement), (i) any Option which has vested as of the date upon which the termination occurs, which has not been exercised, shall be exercisable for a period not to exceed nine (9) months after such termination at which time, the vested and unexercised portion of the Option shall expire and Optionee shall have no further right to purchase shares of Common Stock pursuant to such vested but unexercised Option and (ii) any Option that has not vested as of the date upon which the termination occurs shall expire immediately and Optionee shall have no further right to purchase shares of Common Stock pursuant to the unvested portion of the Option. Unless otherwise determined by the Board, temporary absence from unemployment because of illness, vacation, approved leaves of absence, military service and transfer of employment shall not constitute termination of employment with the Company. Notwithstanding the foregoing, in the event that a Liquidity Event or IPO occurs within six (6) months after termination pursuant to this Section 5(a), the Participating Option shall vest and be exercisable upon consummation of the Liquidity Event or IPO, provided that Optionee must exercise the Participating Option simultaneously with said consummation. If the Participating Option is not exercised at that time, the unexercised portion of the Participating Option shall expire and Optionee shall have no further right to purchase shares of Common Stock pursuant to such Participating Option.

     (b) By the Company for Cause. Upon termination of employment of the Optionee with the Company for Cause (as defined in the Employment Agreement),
(i) any Option which has vested as of the date upon which the termination occurs, which has not been exercised, shall be exercisable for a period not to exceed thirty (30) days after such termination at which time, the vested and unexercised portion of the Option shall expire and Optionee shall have no further right to purchase shares of Common Stock pursuant to such vested but unexercised Option and (ii) any Option that has not vested as of the date upon which the termination occurs shall expire immediately and Optionee shall have no further right to purchase shares of Common Stock pursuant to the unvested portion of the Option.

     (c) Voluntary Termination By Optionee Without Good Reason. To the extent the Optionee voluntarily terminates his employment with the Company without "Good Reason" (as defined in the Employment Agreement), (i) any Option which has vested as of the date upon which the termination occurs, which has not been exercised, shall be exercisable for a period not to exceed three (3) months after such termination at which time, the vested and unexercised portion of the Option shall expire and Optionee shall have no further right to purchase shares of Common Stock pursuant to such vested but unexercised Option and (ii) any portion of the Option that has not vested as of the date upon which the termination occurs shall expire immediately and Optionee shall have no further right to purchase shares of Common Stock pursuant to the unvested portion of the Option.

     (d) Death or Disability. Upon the termination of employment of the Optionee with the Company by reason of death or Disability (as defined in the Employment Agreement), the Optionee, Optionee's estate or the devisee named in the Optionee's valid last will and testament or the Optionee's heir at law who inherits the Option (whichever is applicable) has the right, at any time within a period not to exceed six (6) months after the date of the Optionee's death or Disability and prior to termination of the Option pursuant to Section 2 above, to exercise, in whole or in part, (i) the vested portion of the Option held by such Optionee upon such termination and (ii) any portion of the Option which vests, by its terms, within such six-month period following Optionee's death or disability, at which time, the vested and unexercised portion of the Option shall expire and Optionee shall have no further right to purchase shares of Common Stock pursuant to such vested but unexercised Option.

     (e) Optional Repurchase. In the event the Optionee's employment with the Company is terminated for any reason prior to an IPO or Liquidity Event, the Company shall have the right, but not the obligation, at any time thereafter, to repurchase any and all shares of Common Stock held by the Optionee which were acquired upon exercise of any Option for a purchase price equal to the Fair Market Value of such shares of Common Stock on the date of notice by the Compay of its intent to effectuate the repurchase process. For purposes of this Section 5(e), the determination of the Fair Market Value shall be in accordance with
Section 3(e) above.

6. REQUIREMENTS OF LAW

     (a) Registration. At the time of any exercise of this Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or his or her heirs, legatees or legal representative, as the case may be), as a condition to the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee (or his or her heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of this Option and a stop transfer order may be placed with the transfer agent. This Option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to this Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, this Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained, at the Company's expense, free of any conditions not acceptable to the Company in its sole discretion. The Company shall not be obligated to list, register or qualify the Options or the Option Shares with any securities exchange or under any state or federal law, nor take any affirmative action in order to cause the exercisability of this Option or the issuance of Option Shares pursuant hereto to comply with any law or regulation of any governmental authority.

     (b) Withholding. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of this Option, including, but not limited to, (i) the withholding of delivery of shares of Common Stock upon exercise of this Option until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable upon exercise of this Option in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from Optionee's wages or compensation, or (iv) requiring the Optionee to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

7. EFFECT OF CHANGES IN CAPITALIZATION

     (a) Recapitalization. If the outstanding shares of Common Stock of Company are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Company by reason of any recapitalization, reclassification, reorganization (other than as described in Section 7(b) below), stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of Company, or other increase or decrease in such shares effected without receipt of consideration by Company, an appropriate and proportionate adjustment shall be made by the Board in the number and kind of shares of Common Stock issuable upon exercise of this Option, and in the applicable exercise price per share of this Option.

     (b) Reorganization. Subject to Section 7(c) below, in the event of a Reorganization (as defined below) or a Change in Control (as defined below) of the Company,

          (i) with respect to the Initial Option, the Board may in its sole and absolute discretion provide on a case by case basis that (A) the Initial Option shall terminate, provided, however, that Optionee shall have the right immediately prior to the consummation of such Reorganization or Change of Control and during such reasonable period as the Board in its sole discretion shall determine and designate to exercise all or any portion of the Initial Option; (B) after the consummation of the Change of Control, the Initial Option will continue in full force and effect and shall be subject to the terms and conditions set forth in this Agreement; and/or (C) to the extent a Reorganization occurs, upon exercise of the Initial Option after consummation of such Reorganization, the Optionee shall be entitled to receive such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock would have been entitled to upon such Reorganization;

          (ii) with respect to the Time-Based Option, (A) to the extent such Reorganization or Change in Control also constitutes a Liquidity Event (as defined in Section 2(b)(ii)), the Time-Based Option shall vest pursuant to
     Section  2(b)(ii)  and (B) to the extent such  Reorganization  or Change in
     Control does not constitute a Liquidity Event (as defined in Section 2(b)(ii)), if Optionee's employment with the Company is terminated by the Company Without Cause or if Optionee voluntarily terminates his employment for Good Reason within eighteen months of the consummation of such Reorganization or Change of Control, all of the outstanding Time-Based Option shall become immediately exerciseable, without regard to any limitation imposed herein, and (C) to the extent a Reorganization occurs, upon exercise of any vested Time-Based Option after consummation of such Reorganization, the Optionee shall be entitled to receive such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock would have been entitled to upon such Reorganization; and

          (iii) with respect to the Participating Option, (A) the Participating Option shall vest and become immediately exerciseable and (B) to the extent a Reorganization occurs, upon exercise of any Participating Option after consummation of such Reorganization, the Optionee shall be entitled to receive such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock would have been entitled to upon such Reorganization.

          For purposes of this Agreement, a "Reorganization" of the Company shall be deemed to occur if (i) the Company is a party to a merger, consolidation, reorganization, or other business combination (including a spin-off, split-off, split-up or similar transaction) with one or more entities in which neither the Company, nor any parent or subsidiary of the Company is the surviving entity or (ii) if the Company disposes of substantially all of its assets determined on a consolidated basis. For purposes of this Agreement, a "Change in Control" shall be deemed to occur if any person or group of persons shall acquire direct or indirect beneficial ownership (whether as a result of stock ownership, revocable or irrevocable proxies or otherwise) of securities of the Company, pursuant to one or more transactions, such that after consummation and as a result of such transaction, such person possesses the voting power under normal circumstances to elect a majority of the Company's Board of Directors. For purposes of this Agreement, a "person" shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a parent or subsidiary, and "beneficial ownership" shall be determined in accordance with Rule 13d-3 under the Exchange Act. The Company shall notify Optionee of any proposed Reorganization or Change of Control at least thirty (30) days prior to the consummation of such Reorganization or Change of Control, which notice (the "Transaction Notice") shall include a description of the proposed transaction as well as the consideration to be paid to holders of the Company's Common Stock upon consummation of the Reorganization or Change of Control.

     (c) Tag Along; Drag-Along. Notwithstanding anything to the contrary contained herein, upon the occurrence of a Liquidity Event, Optionee shall have the right to participate with the holders of the Company's Common Stock in any such Liquidity Event, to the extent that any Option granted hereunder vests and becomes exercisable immediately upon the occurrence of a Liquidity Event, by providing written notice to the Company within ten (10) days of receipt by him of the Transaction Notice. In addition, notwithstanding the foregoing, upon the occurrence of a Reorganization or Change of Control, (i) the Company shall have the right to require Optionee to exercise his vested Option and participate with the holders of the Company's Common Stock (on a net-exercise basis) in any such Reorganization or Change of Control and (ii) to the extent Optionee holds or owns beneficially any Common Stock, the Company shall have the right to require Optionee to sell such Common Stock on the terms and subject to the conditions set forth in the Transaction Notice, by providing written notice to Optionee at least ten (10) days prior to the consummation of the Reorganization or Change of Control. To the extent the Company requires Optionee to participate in the Reorganization or Change of Control as provided in the foregoing sentence, Optionee shall take such necessary or desirable actions in connection with the consummation of the Reorganization or Change of Control as reasonably requested by the Company.

     (d) Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, this Option shall terminate. In the event of any termination of this Option under this Section 7(d), Optionee shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise this Option in whole or in part.

     (e) Adjustments. Adjustments under this Section 7 related to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     (f) No Limitations. The grant of this Option hereunder shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

8. DISCLAIMER OF RIGHTS

     No provision of this Agreement shall be construed to confer upon any individual, including Optionee, the right to remain in the employ of or to continue in any other contractual relationship with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including Optionee, at any time, or to terminate any employment or other relationship between any individual, including Optionee, and the Company.

9. NONEXCLUSIVITY OF THIS AGREEMENT

     This Agreement shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights. However, by signing this Agreement, the Optionee acknowledges and agrees that any other previous option or similar agreements between the Company, its affiliates, and the Optionee are hereby cancelled and shall be null and void.

10. MISCELLANEOUS

     (a) Indulgences, Etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     (b) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Florida, without application to the principles of conflict of laws.

     (c) Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received only when personally delivered, one day following the day when deposited with an overnight courier service for overnight priority service, such as Federal Express, for delivery to the intended addressee or three days following the day when deposited in the United States mails, first class postage prepaid, certified or registered mail, and addressed, in the case of Company, to its principal place of business, and, in the case of Optionee, as set forth below Optionee's signature on the last page hereof. Any person may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

     (d) Binding Nature of Agreement; Transferability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. This Agreement shall not be assignable or transferable by the Optionee other than by will or the laws of descent and distribution.

     (e) Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

     (f) Section Headings. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

     (g) Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however that if the final day of any time period falls on a Saturday, Sunday or holiday on which federal banks are or may elect to be closed, then the final day shall be deemed to be the Company day which is not a Saturday, Sunday or such holiday.

     (h) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

     (i) Entire Agreement; Amendments. This Agreement (including the documents and exhibits referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, that may have related in any way to the subject matter hereof. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

     (j) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and thereof strict construction shall be applied against any party. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to the rules and regulations promulgated thereunder, unless the context requires otherwise. The parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.

     (k)   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

     (l) Pronouns. The use of any gender in this Agreement shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                STONEHOUSE TECHNOLOGIES, INC.


                                 By: /s/ H. Irwin Levy
                                 Name: H. Irwin Levy
                                 Title: Chairman of the Board


                                 OPTIONEE:

                                 /s/ Mardan Afrasiabi
                                 Mardan Afrasiabi

                                 Address:
                                 19700 Fairchild Rd. #290
                                 Irvine, CA 92612



                                    EXHIBIT A

                             SHAREHOLDERS AGREEMENT


     THIS SHAREHOLDERS AGREEMENT ("Agreement") is entered into as of the ___ day of _________, 200_ by and among STONEHOUSE TECHNOLOGIES, INC., a Texas corporation ("Corporation" or the "Company") and Mardan Afrasiabi ("Shareholder").

                              W I T N E S S E T H :

     WHEREAS, the Shareholder owns of record and beneficially _____ shares (the "Shares") of common stock, par value $0.01 per share, of the Corporation (the "Common Stock"); and

     WHEREAS, the Shareholder and the Corporation agree that it is in the best interest of the Corporation to provide for the transfer, ownership, pledge and disposition of the Shares in the manner and to the extent set forth herein;

     NOW, THEREFORE, in consideration of TEN DOLLARS ($10.00), and the mutual promises herein exchanged, the parties hereto, each intending to be legally bound hereby, agree as follows:

     1.  Recitals.   The  foregoing  recitals  are  true  and  correct  and  are incorporated herein by reference.

     2. Legend.  All Shares now or hereafter owned by the  Shareholder  shall be
     subject  to  the  provisions  of  this   Agreement  and  the   certificates
     representing same shall bear a legend in substantially the following form:

     "Any sale, assignment, transfer, pledge or other disposition of the shares of stock represented by this certificate is restricted by and subject to the terms and provisions of a Shareholders Agreement, dated as of the day of _________, 200_. A copy of said Shareholders Agreement is on file with the Secretary of the Corporation. By acceptance of this certificate, the holder hereof agrees to be bound by the terms of said Shareholders Agreement.

     The securities represented by this certificate have not been registered under the Securities Act of 1933 as amended, or the securities laws of any state or other jurisdiction, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of (1) an effective Registration Statement for such securities under applicable law, or (2) an opinion of counsel, satisfactory to the Corporation, that such registration is not required."

     A copy of this Agreement shall be filed with the Secretary of the Corporation.

     3. Voting Provisions. The Shareholder hereby agrees, on behalf of himself and his heirs, successors and permitted assigns, that he shall vote his Shares, and take such other action as may be necessary, to elect _________ as the entire Board of Directors of the Corporation.

     4. Restrictions on Transfer and Issuance.

     (a) Except as expressly provided in this Agreement and in accordance with its terms and conditions, the Shareholder shall not, in any way or manner whatsoever, sell, assign, transfer, give, bequeath, devise, donate or otherwise dispose of, or pledge, deposit or otherwise encumber any of the Shares now or hereafter held by him.

     (b) Shareholder shall have the right to transfer or assign during his lifetime and/or bequeath or devise at the time of his death all or any Shares now or hereafter owned by him to family members or entities (including trusts) established for the benefit of Shareholder or Shareholder's family members if Shareholder does not receive consideration for the transfer of such Shares subject, however, to the provisions of subsection (c) hereof.

     (c) In the event any purported or attempted transfer of Shares does not comply with the provisions of this Agreement, the purported transferee shall not be deemed to be a shareholder of the Corporation and shall not be entitled to registration of such transfer of Shares on the books of the Corporation. No transfer of Shares shall be valid unless the transferee has first become a party to this Agreement. The Corporation shall not be bound to acknowledge or recognize any transfer of Shares until the Corporation has been furnished with such reasonable written proof of the transfer as it shall demand. In addition, no person shall have the right to become a shareholder of the Corporation unless: (i) such person has executed any and all instruments, in form and substance reasonably satisfactory to counsel for the Corporation, required to evidence (A) such person's ownership of the Shares on the books and records of the Corporation, and (B) such person's acceptance and adoption of all of the terms and provisions of this Agreement; and (ii) such person has paid all reasonable attorneys' fees incurred by the Corporation in connection with the preparation of such documentation. The Shareholders hereby agree to cause this Agreement to be amended to permit a transferee acquiring Shares in accordance with the provisions of this Agreement to become a shareholder of the Corporation, a party hereto and a "Shareholder" hereunder.

     (d) The restrictions on transfer set forth in this Section 4 shall continue with respect to the Shareholder until the date on which the Corporation shall have consummated an Initial Public Offering ("IPO").

     5 "Piggyback" Registration Rights.

     (a) Piggyback Rights. If, at any time prior to the first anniversary date after the consummation of an IPO (the "Registration Period"), the Company proposes to register any of its Common Stock under the Securities Act (other than in connection with a merger, acquisition, exchange offer, dividend reinvestment plan or pursuant to Form S-8 or any successor form) either on its own behalf or on behalf of any shareholder of the Company, the Company shall give written notice to the Shareholder at least twenty
     (20) days prior to the filing of each such registration statement of its intention to do so and shall inquire whether the Shareholder desires to include any of his Shares therein. If the Shareholder notifies the Company within ten (10) days after receipt of any such notice of his desire to include any of his Shares in such proposed registration statement, the
     Company  shall  afford the  Shareholder  the  opportunity  to have any such
     Shares registered under such registration statement (a "Piggyback Registration"). Notwithstanding anything to the contrary contained herein, the Company shall have the right at any time after it shall have given written notice pursuant to this Section (irrespective of whether a written request for inclusion of any such Shares shall have been made by the Shareholder) to elect not to file any such proposed registration statement, or to withdraw such registration statement after the filing but prior to the effective date thereof.

     (b) Piggyback Expenses. If the Company proposes to sell any of its CommonStock in a Piggyback Registration, the Company shall pay all expenses incident to the registration, other than the fees and expenses of any separate counsel(s) retained by the Shareholder and any transfer taxes or underwriting discounts or commissions applicable to the Shares sold pursuant hereto, the Shareholder shall pay those expenses incident to the Piggyback Registration allocable to the registration of his Shares so included, and any expenses incident to the Piggyback Registration not so allocable shall be borne by all sellers of Shares included in such registration in proportion to the aggregate selling price of the Shares to be so registered.

     (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering in an orderly manner within a price range acceptable to the Company and without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the shares of Common Stock the Company proposes to sell, and (ii) second, other shares of Common Stock requested to be included in such registration, pro rata among the holders of such shares on the basis of the number of shares owned by each such shareholder, including the Shares requested to be included in such registration by the Shareholder.

     (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of shares of the Company's Common Stock, and the managing underwriters advise the Corporation in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering in an orderly manner within a price range acceptable to the holders initially requesting such registration and without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the shares of Common Stock requested to be included therein by the holders requesting such registration, and (ii) second, other shares of Common Stock requested to be included in such registration, pro rata among the holders of such shares on the basis of the number of shares owned by each such shareholder, including the Shares requested to be included in such registration by the Shareholder.

     (e) Indemnification. The Company agrees to indemnify, to the extent permitted by law, the Shareholder (solely in his capacity as a seller of Shares and not as an officer of the Company), against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Shareholder expressly for use therein or by the Shareholder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Shareholder with a copy of the same. In connection with any registration statement in which the Shareholder is participating, the Shareholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Shareholder; provided, however, that the obligation to indemnify shall be limited to the net amount of proceeds received by the Shareholder from the sale of Shares pursuant to such registration statement.

     (f) Indemnification Claims. Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. An indemnified party shall be able to assume the defense (at the cost of the indemnifying party) if the indemnifying party does not diligently pursue the defense of the indemnified party. In addition, no indemnifying party shall consent to the entry of a settlement except with the consent of the indemnified party.

     (g) Participation in Underwritten Registrations. The Shareholder may not participate in any registration hereunder which is underwritten unless he
     (i) agrees to sell his securities on the basis provided in any underwriting arrangements approved by the Corporation, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     (h) Termination of Registration Rights. As to any particular Shares, such securities shall cease to be eligible for the registration rights provided by this Section 5 when they have been transferred in a public sale or repurchased by the Company or may in the written opinion of counsel for the Corporation, be publicly sold without the need for compliance with the registration provisions of the Securities Act and applicable state securities laws.

     (i) Additional Terms. In connection with the filing of a registration statement pursuant to this Section 5, the Company shall: (a) prepare and file without expense to the Shareholder any amendment or supplement to such registration statement or prospectus as may be necessary to comply with
     Section 10(a)(3) of the Securities Act or advisable in connection with the proposed distribution of the Shares by the Shareholder (but only during such period as the Company is required to keep the registration statement effective); (b) use its reasonable best efforts to qualify the Shares being so registered for sale under the Securities Act or state securities laws in such reasonable number of states as the Shareholder may designate in writing and to register or obtain the approval of any federal or state authority which may be required in connection with the proposed distribution, except, in each case, in jurisdictions in which the Company must either qualify to do business or file a general consent to service of process as a condition to the qualification of such Shares; (c) undertake to keep said registration statement and prospectus effective until such time as the Shares are sold or become available for public sale without registration under the Securities Act; and (d) furnish to the Shareholder, as soon as available, copies of any such registration statement and each preliminary or final prospectus and any supplement or amendment required to be prepared pursuant to the foregoing provisions hereof, all in such quantities as the Shareholder may from time to time reasonably request.

     (j) Suspension of Distribution of Shares. The Shareholder, upon receipt of notice from the Company upon the occurrence of an event which requires a post-effective amendment to the registration statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of the Shares until he has received copies of a supplemented or amended prospectus from the Company, which the Corporation shall provide as soon as practicable after such notice. The Shareholder agrees not to effect any public sale of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to the 180-day period beginning on the effective date of any (i) underwritten Piggyback Registration in which Shares are included (except as part of such underwritten registration), or (ii) a public offering, in each case unless the underwriters managing such public offering and the Company otherwise agree.

     6. Miscellaneous.

     (a) All notices, demands, or other communications given hereunder shall be in writing and shall only be deemed duly given upon hand delivery thereof or upon the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

        If to the Corporation:           Stonehouse Technologies, Inc.
                                         [Address]

        If to Shareholder                Mardan Afrasiabi
                                         [Address]

     or such other address or to such other person as either party shall designate to the other for such purpose in the manner hereinafter set forth.

     (b) The Shareholder hereby agrees to execute any and all instruments or other documents which counsel to the Corporation shall reasonably deem necessary in order to effectuate this Agreement.

     (c) This Agreement shall be construed in accordance with the laws of the State of Florida and any proceeding arising between the parties in any manner pertaining or related to this Agreement, to the extent permitted by law, shall be held in Palm Beach County, Florida.

     (d) This Agreement shall be binding upon the parties hereto, their heirs, administrators, successors and permitted assigns.

     (e) The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision hereof.

     (f) All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties, or their personal representatives, successors and assigns may require.

     (g) This Agreement may be executed in any number of counterparts and all executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or to the same counterpart.

     (h) Each party hereto recognizes and agrees that the violation of any term, provision or condition of this Agreement may cause irreparable damage to the other parties which may be difficult to ascertain, and that the award of any sum of damages may not be adequate relief to such parties. Each party, therefore, agrees that, in addition to other remedies available in the event of a breach of this Agreement, any other party shall have a right to equitable relief including, but not limited to, the remedy of specific performance.

     (i) If any party hereto is required to engage in litigation against any other party hereto, either as plaintiff or as defendant, in order to enforce or defend any of its or his rights under this Agreement, and such litigation results in a final judgment in favor of such party ("Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred by the Prevailing Party in so enforcing or defending its or his rights hereunder including, but not limited to, all attorney's fees and court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder.

     (j) If any provisions or any portion of any provision of this Agreement, or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement, or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.


                      [SIGNATURES APPEAR ON FOLLOWING PAGE]


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth beneath each signature.

                                         STONEHOUSE TECHNOLOGIES, INC.


                                         By: /s/ H. Irwin Levy
                                         Name: H. Irwin Levy
                                         Title: Chairman of the Board
                                         Dated: 6/16/03


                                         SHAREHOLDER

                                         /s/ Mardan Afrasiabi
                                         Mardan Afrasiabi